UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 15, 2012

TILDEN ASSOCIATES, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-30754	11-3343019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Broadway, 27th Floor
 New York, New York 10036
(Address of Principal Executive Offices)

646-307-6911
(Registrant’s telephone number, including area code)

300 Hempstead Turnpike
 West Hempstead, New York 11552
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On February 15, 2012 (the “Closing Date” or the “Closing”) Tilden Associates, Inc. (“we”, “our” or the “Company”) entered into a Securities Exchange Agreement (the “Exchange Agreement”) by and among the Company, Carrier Alliance Group, Inc., a New York corporation (“Carrier”), and Chris Panzeca and James Stanco as the sole shareholders of Carrier (the “Carrier Shareholders”). On the Closing Date, pursuant to the terms of the Exchange Agreement, the Carrier Shareholders transferred and contributed all of their shares in Carrier (the “Carrier Shares”) to the Company, resulting in our acquisition of all of the outstanding Carrier Shares. In return, we issued to the Carrier Shareholders (the “Share Exchange”), an aggregate of 12,000,000 shares of common stock, par value $0.0005 per share (the “Common Stock”) of the Company (the “Tilden Exchange Shares”). The foregoing issuances of the Tilden Exchange Shares to the Carrier Shareholders constituted approximately 51.31% of our issued and outstanding Common Stock as of and immediately after the consummation of the transactions contemplated by the Exchange Agreement.

Under the Exchange Agreement, immediately prior to Closing, the Company assigned (the “Assignment”) any and all assets and liabilities including without limitation, any cash, accounts receivable and franchising contracts held by the Company, to Tilden International, Inc., a Nevada corporation and currently a wholly owned subsidiary of the Company (“Tilden International”). Within 15 days of the completion of the Assignment, the shares of stock of each subsidiary of the Company which existed prior to the Closing Date, shall be assigned to Tilden International (the “Subsidiary Assignment”). Upon notice by Mr. Robert Baskind to the board of directors of the Company (the “Tilden Board”), the Company shall effectuate the following actions: (i) spin-out Tilden International and all assets of the Company to the stockholders of record of the Company as of the date immediately prior to the Closing Date as a separate entity from the Company and (ii) within 5 days of the Subsidiary Assignment, the Company shall assign its corporate name, “Tilden Associates, Inc.” to Tilden International.

Further, in accordance with the Exchange Agreement, for two years from the Closing Date, Tilden International or its designees or assigns shall own no less than 6% of the issued and outstanding shares of capital stock of the Company on a fully diluted basis (the “Tilden Equity Interest”), other than issuances of capital stock relating to or in connection with (i) the consummation of any financing transaction with a Person (as defined in the Agreement) unrelated to any of the Parties (as defined in the Agreement) or their respective affiliates, except the Company may enter into a financing transaction with a Person related to any of the Parties or their respective affiliates if the Company receives greater than or equal to $50,000, (ii) a merger, acquisition or other business combination with a Person unrelated to any of the Parties or their respective affiliates, (iii) commencing on or after the one year anniversary of the Closing Date, a stock option plan approved by the Tilden Board or (iv) the issuance of one share of preferred stock to each Carrier Shareholder which preference over the Common Stock provides the Carrier Shareholders solely with a majority shareholder vote.

Upon 10 days notice to the Company, at the election of Mr. Robert Baskind, the Exchange Agreement may be reversed and the Parties returned to their respective positions prior to the Closing if any of the conditions or obligations contained in the Exchange Agreement do not occur, including without limitation, the Company fails to file the requisite Current Report on Form 8-K within 71 days of Closing or fails to spin out Tilden International as and when requested by Mr. Robert Baskind.

In addition, on February 15, 2012, in connection with the Share Exchange we issued a Senior Secured Promissory Note (the “Note”) in favor of Tilden International in the amount of $50,000 (the “Principal Amount”) due the earlier of (i) the time which the Company files the amended Current Report on Form 8-K disclosing the audited financials of Carrier or (ii) April 15, 2012. It is deemed an event of default under the Note if the Company or Carrier breach the terms of the Exchange Agreement.

As a result of the Share Exchange and the other transactions contemplated thereunder, Carrier and Tilden International became a wholly owned subsidiary of the Company. Our officer and directors approved the Exchange Agreement and the other transactions contemplated thereunder. The officers, directors and Carrier Shareholders approved the Exchange Agreement and the other transactions contemplated thereunder.

In connection with the Closing of the Exchange Agreement and as explained more fully in Item 2.01 and Item 5.02 of this Current Report on Form 8-K, on the Closing Date, Mr. Robert Baskind resigned from his position as Chief Executive Officer and Chief Financial Officer of the Company, effective immediately. Mr. Robert Baskind will remain a director of the Company. On the Closing Date, Mr. Jason Baskind resigned from his position as director of the Company, effective immediately. Further, on the Closing Date, Mr. Christopher Panzeca was appointed as Chief Executive Officer and director of the Company, effective immediately. Mr. James Stanco was appointed as Chief Financial Officer and director of the Company, effective immediately.

The Note is discussed more fully in Item 2.03 to this Current Report on Form 8-K. The information therein is hereby incorporated in this Item 1.01 by reference. The description of the Exchange Agreement and Note do not purport to be complete and are qualified in their entirety by reference to the full text of Exhibit 2.1 and Exhibit 4.1 to this Current Report on Form 8-K.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 2.01.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2012, the Company issued a Note in the principal amount of $50,000 in favor of Tilden International (the “Holder”). The Note is due on the earlier of (i) the time which the Company files the amended Current Report on Form 8-K disclosing the audited financials of Carrier or (ii) April 15, 2012 (collectively (i) and (ii) the “Maturity Date”).  The Principal Amount of the Note accrues no interest provided that the Note is paid in full to the Holder on the Maturity Date. An event of default occurs under the Note upon the following events, including without limitation: (a) default for 5 days in payment of principal and (ii) failure by the Company to comply with any material provision of the Note or the Exchange Agreement (“Event of Default”). Following the occurrence and during the continuance of an Event of Default, the annual interest rate on the Note shall be the lower of the highest rate permitted by law or 12%. The Note may be prepaid in whole or in part at the Company’s option without penalty. Further, the Note grants to the Holder a continuing, first priority security interest in all of the Company’s assets, wheresoever located and whether now existing or hereafter arising or acquired.

These securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered.

We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since the Carrier Shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 3.02  Unregistered Sales of Equity Securities.

Share Exchange

Pursuant to the Exchange Agreement, on February 15, 2012, we issued an aggregate of 12,000,000 shares of Common Stock of the Company to the Carrier Shareholders in exchange for 100% of the outstanding shares of Carrier.

These securities were not registered under the Securities Act.  These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered.

We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since the Carrier Shareholders agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act.

Item 5.01 Changes in Control of Registrant.

The disclosure set forth above under Item 1.01 to this Current Report on Form 8-K, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 5.01.

As explained more fully in Item 2.01, in connection with the Exchange Agreement, on February 15, 2012, we acquired Carrier through the acquisition of all the Carrier Shares, constituting an aggregate of 200 shares of common stock from the Carrier Shareholders, and in return, we issued an aggregate of 12,000,000 shares of Common Stock of the Company. The foregoing issuances of our Common Stock to the Carrier Shareholders, their designees or assigns, constituted approximately 51.31% of our issued and outstanding Common Stock immediately after the consummation of the transactions contemplated by the Share Exchange Agreement.

In connection with the Closing of the Share Exchange and as explained more fully in the above Item 2.01 and below in Item 5.02 of this Current Report on Form 8-K, on the Closing Date, Mr. Robert Baskind resigned from his position as Chief Executive Officer and Chief Financial Officer effective immediately. Mr. Robert Baskind will remain as a director of the Company. In addition, on the Closing Date Mr. Jason Baskind resigned as director of the Company, effective immediately.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On the Closing Date, Mr. Jason Baskind resigned as a director of the Company, effective immediately. The resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Resignation of Officers

On the Closing Date, Mr. Robert Baskind resigned from his position as our Chief Executive Officer, Chief Financial Officer and all other officer positions with the Company, effective immediately. His resignation was not the result of any disagreement with us on any matter relating to our operations, policies or practices.

Appointment of Directors and Officers

On the Closing Date, Mr. Christopher Panzeca was appointed as our Chief Executive Officer and director effective immediately. Additionally, on the Closing Date, James Stanco was appointed as our Chief Financial Officer and director effective immediately. The experience and business background description of each newly appointed director and officer is as follows:

Christopher Panzeca, age 38, Chief Executive Officer and Director

Mr. Panzeca is currently the Chief Executive Officer and director of the Company.  In 2006, Mr. Panzeca founded Carrier Alliance Group, Inc. focusing on creating a telecommunications agency where retail customers can find quality service and use the latest technology. As the current Chief Executive Officer, Mr. Panzeca is responsible for overseeing the day to day operations of the Company. Due to Mr. Stanco’s prior business experience in the telecommunications industry we believe he is qualified to serve on the Tilden Board.

James Stanco, age 31, Chief Financial Officer and Director

Mr. Stanco is currently the Chief Financial Officer and director of the Company. In 2007, Mr. Stanco joined Carrier Alliance Group, Inc. where he has been responsible for management oversight and responsibility of all financial functions and capital resources of the Company, including corporate finance, project finance, corporate accounting, reporting and risk management. Prior to joining the Company, from 2004 through 2007, Mr. Stanco owned and operated a mortgage brokerage firm. In this role, he was responsible for managing the sales force and day to day business operations. Due to Mr. Stanco’s prior business experience we believe he is qualified to serve on the Tilden Board.

Family Relationships

Mr. Christopher Panzeca and Mr. James Stanco are the officers of the Company. Mr. Christopher Panzeca, Mr. James Stanco and Mr. Robert Baskind are the directors of the Company.  There are no family relationships between Mr. Christopher Panzeca, Mr. James Stanco or Mr. Robert Baskind.  Mr. Robert Baskind, a current director of the Company, is the father of Mr. Jason Baskind, a former director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements of Certain Officers

Currently, there are no compensatory arrangements in place for our directors or officers.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The financial statements of the business acquired required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit No.	Description

2.1	Form of Share Exchange Agreement dated February 15, 2012 by and among Tilden Associates, Inc., Carrier Alliance Group, Inc., and Chris Panzeca and James Stanco.

4.1	Form of Senior Secured Note entered into by Tilden Associates, Inc., Carrier Alliance Group, Inc. and Tilden International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tilden Associates, Inc.

Date: February 21, 2012	By:	/s/ Christopher Panzeca
Name: Christopher Panzeca
Title: Chief Executive Officer and Director